As filed with the Securities and Exchange Commission on March 10, 2006


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES


                  Investment Company Act file number 811-09699
                                                     ---------


                           AMERICAN EAGLE FUNDS, INC.
                           --------------------------
               (Exact name of registrant as specified in charter)


              301 CARLSON PARKWAY, SUITE 120, MINNETONKA, MN 55305
              ----------------------------------------------------
               (Address of principal executive offices) (Zip code)


                                 JAMES R. JUNDT
                                 --------------
              301 CARLSON PARKWAY, SUITE 120, MINNETONKA, MN 55305
              ----------------------------------------------------
                     (Name and address of agent for service)


                                 (800) 541-0677
                                 --------------
               Registrant's telephone number, including area code



Date of fiscal year end: 12/31/2005
                         ----------

Date of reporting period: 12/31/2005
                          ----------

ITEM 1. REPORT TO STOCKHOLDERS.
-------------------------------




                                     [LOGO]



                           AMERICAN EAGLE FUNDS, INC.



                    AMERICAN EAGLE CAPITAL APPRECIATION FUND
                           AMERICAN EAGLE TWENTY FUND




                                  ANNUAL REPORT




                                DECEMBER 31, 2005

                 (This page has been left blank intentionally.)

--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------


DEAR SHAREHOLDER,

Overall, the American Eagle Funds had positive returns, but underperformed their primary benchmark indices and peer-group composites for 2005. The portfolios' largest positions -- XM Satellite Radio (XMSR), Immersion, Schering Plough and Sprint Nextel all experienced significant operational progress, but the stocks languished. The excellent growth prospects for these companies suggest that continuing lackluster performance for all these stocks would be surprising. Performance results of each of the American Eagle Funds for the year ended December 31, 2005 are as follows:


CAPITAL APPRECIATION FUND
The Capital Appreciation Fund had a positive return, but trailed both its primary benchmark index and peer-group composite for 2005 (the Fund returned 1.30% in 2005). A significant holding of the Fund throughout the year was XMSR (13.2% of net assets at December 31, 2005). XMSR was down 27.5% for the year and was the major contributor to the negative performance of the Fund. Other holdings that generated significant negative returns to the Fund included Charter Communications and Diomed Holdings, Inc. On the positive side, the Fund's hedging activities during the year limited losses during periods when stock prices were falling. The Fund has increased its holdings in the Cellular Services, Financial Services, Internet Services, Oil Drilling, Equipment & Services and Pharmaceuticals sectors and decreased its holdings in the Cable, Discount, Medical Devices and National Radio sectors.


TWENTY FUND
The Twenty Fund had a positive return, but trailed both its primary benchmark index and peer-group composite for 2005 (the Fund returned 1.72% in 2005). A significant holding of the Fund throughout the year was XMSR (13.1% of net assets at December 31, 2005). XMSR was down 27.5% for the year and was the major contributor to the negative performance of the Fund. Another holding that generated a significant negative return to the Fund was Diomed Holdings, Inc. On the positive side, the Fund's hedging activities during the year limited losses during periods when stock prices were falling. The Fund has increased its holdings in the Biotechnology, Cellular Services, Computer Services/Software and Oil Drilling, Equipment & Services sectors and decreased its holdings in the Cable, Medical Devices and National Radio sectors.

In 2005, each of the Funds' expense ratios continued to increase primarily due to their smaller asset base from net shareholder redemptions. In addition to this, the Fund's "portfolio turnover rate", which measures the degree of change in the makeup of the Fund's investment portfolio, has continued to increase. High portfolio turnover rates may subject the Funds to additional transaction costs. Higher costs associated with increased portfolio turnover may offset gains or increase losses in a Fund's performance.

The Funds did not distribute any net realized capital gains on investments in 2005 due to the Funds' significant capital loss carryforwards. It is unlikely that future net realized capital gains, if any, would be distributed due to these significant capital loss carryforwards, until they have been offset or expire.

The pages that follow contain important information regarding the performance of each Fund for the one-year and five-year periods ending December 31, 2005, as well as over the life of each Fund. Included are the average annual total returns of each Fund's primary benchmark index and the average annual total return of its peer-group composite of mutual funds. Each Fund's past performance is not necessarily an indication of how the Fund will perform in the future, and the performance information does not reflect the deduction of taxes that would be paid on fund distributions or the redemptions of fund shares. You should review the information that relates to your Fund.

Thank you for investing in the American Eagle Funds.

Sincerely,

/s/ James R. Jundt

James R. Jundt
Chairman

--------------------------------------------------------------------------------
AMERICAN EAGLE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

THE AMERICAN EAGLE CAPITAL APPRECIATION FUND IS A NON-DIVERSIFIED FUND that employs an aggressive yet flexible investment program. In normal market conditions, the Fund emphasizes a core portfolio of approximately 30 to 50 securities of primarily American growth companies, without regard to their size. In normal market conditions, at least 65% of the Fund's total assets must be invested in equity investments. The Fund may enter into options and futures transactions to attempt to protect against adverse market price changes when the Fund's investment adviser believes that market conditions make it advisable to do so. In addition, the Fund may employ leverage, sell securities short and buy and sell futures and options contracts on an opportunistic basis to attempt to generate additional investment returns.


COMPOSITION OF THE FUND'S PORTFOLIO AS OF DECEMBER 31, 2005
(as a percentage of net assets)
--------------------------------------------------------------------------------



                                  [PIE CHART]
                 Biotechnology.......................... 11.01%
                 Cellular Services....................... 5.00%
                 Computer Services/Software............. 12.58%
                 Discount................................ 1.56%
                 Financial Services...................... 6.36%
                 Healthcare Services..................... 2.94%
                 Internet Services....................... 7.19%
                 Medical Devices......................... 3.76%
                 Miscellaneous........................... 0.62%
                 National Radio......................... 13.21%
                 Oil Drilling, Equipment & Services..... 10.10%
                 Pharmaceuticals........................ 16.58%
                 Specialty............................... 0.21%
                 Telecommunications Infrastructure....... 1.71%
                 Other Assets in excess of Liabilities... 7.17%

--------------------------------------------------------------------------------
PERFORMANCE DATA: AMERICAN EAGLE CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------


                               [PLOT POINTS GRAPH]

             American Eagle
                Capital                            Lipper Capital
              Appreciation     Russell 1000        Appreciation
                Fund(1)       Growth Index(2)       Fund Index(3)
-------------------------------------------------------------------
12/30/1999       10,000           10,000              10,000
3/31/2000        13,740           10,698              10,900
6/30/2000        17,620           10,397               9,846
9/30/2000        20,170            9,829              10,009
12/31/2000       18,467            7,723               8,707
3/31/2001        16,958            6,102               7,465
6/30/2001        17,354            6,609               8,061
9/30/2001        12,374            5,315               6,356
12/31/2001       15,297            6,108               7,321
3/31/2002        13,735            5,939               7,256
6/30/2002         9,222            4,820               6,216
9/30/2002         8,137            4,084               5,240
12/31/2002        8,224            4,363               5,565
3/31/2003         9,048            4,303               5,451
6/30/2003        10,849            4,906               6,292
9/30/2003        11,348            5,085               6,568
12/31/2003       10,958            5,783               7,368
3/31/2004        11,804            5,829               7,585
6/30/2004        11,023            5,942               7,645
9/30/2004        10,588            5,631               7,424
12/31/2004       11,717            6,150               8,200
3/31/2005        11,001            5,899               8,025
6/30/2005        11,283            6,044               8,155
9/30/2005        12,281            6,286               8,695
12/31/2005       11,869            6,474               8,853


AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2005)
----------------------------------------------------------------------

                                                                        SINCE
                                           1-YEAR       5-YEAR      INCEPTION(4)
                                           ------      -------      -----------
AMERICAN EAGLE CAPITAL APPRECIATION FUND    1.30%      (8.46)%           2.90%
RUSSELL 1000 GROWTH INDEX                   5.26       (3.58)           (6.99)
LIPPER CAPITAL APPRECIATION FUND INDEX      7.96        0.15            (2.01)


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA PROVIDED FOR THE FUND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT SHAREHOLDERS WOULD PAY ON DISTRIBUTIONS OR THE REDEMPTION OF SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. YOU MAY OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END BY CALLING 1-800-335-0333.

THE INVESTMENT RETURN AND PRINCIPAL VALUE OF YOUR INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTMENTS IN SMALLER- AND MEDIUM CAPITALIZATION COMPANIES MAY EXPERIENCE GREATER DAILY PRICE FLUCTUATIONS THAN INVESTMENTS IN LARGER COMPANIES. NON-DIVERSIFIED MUTUAL FUNDS MAY EXPERIENCE GREATER PRICE VOLATILITY THAN DIVERSIFIED MUTUAL FUNDS. SELLING SECURITIES SHORT, EMPLOYING LEVERAGE AND INVESTING IN OPTIONS AND FUTURES CONTRACTS INVOLVE ADDITIONAL INVESTMENT RISK.

YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE FUND CAREFULLY BEFORE INVESTING IN THE FUND. FOR THIS INFORMATION, PLEASE CALL 1-800-335-0333 TO OBTAIN A FREE COPY OF THE FUND'S PROSPECTUS. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

(1)Total return is based on a hypothetical investment at the Fund's inception on December 30, 1999. ACTUAL PERFORMANCE OF INVESTORS WILL VARY DEPENDING UPON THE TIMING OF THEIR INVESTMENTS IN THE FUND. Total return assumes reinvestment of all dividends and distributions. Investments in IPOs, during a period favorable for IPO investing, contributed substantially to the quoted performance of American Eagle Capital Appreciation Fund for the period ended December 31, 2000. Several other factors also contributed to the Fund's higher return in 2000, including its shorter operating history and smaller asset base. There is no assurance that conditions will exist in the future that will have a similar effect on performance.

(2)The Russell 1000 Growth Index measures performance of the companies within the Russell 1000 Index (the 1,000 largest U.S. companies based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is not an actual investment and does not reflect the deductions of expenses that mutual fund investors bear.

(3)The Lipper Capital Appreciation Fund Index measures the composite performance of the 30 largest "capital appreciation" mutual funds, as categorized by Lipper Analytical Services, Inc. The performance is presented net of the funds' fees and expenses and assumes reinvestment of all distributions. HOWEVER, APPLICABLE SALES CHARGES ARE NOT TAKEN INTO CONSIDERATION.

(4)Inception date is December 30, 1999, for both the Fund's shares and for index data.

--------------------------------------------------------------------------------
                                        American Eagle Capital Appreciation Fund
SCHEDULE OF INVESTMENTS                                        December 31, 2005
--------------------------------------------------------------------------------


COMMON STOCKS
Industry Description and Issue                     Number of Shares              Cost   Market Value (a)
-------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY (11.01%)
-------------------------------------------------------------------------------------------------------
   Amgen, Inc. (b)                                              900        $   71,818        $   70,974
   Entremed, Inc. (b)                                        32,400           126,270            62,856
   Gilead Sciences, Inc. (b)                                  1,700            90,183            89,471
   Myogen, Inc. (b)                                           3,000            60,237            90,480
                                                                           ----------------------------
                                                                              348,508           313,781
                                                                           ----------------------------
CELLULAR SERVICES (5.00%)
-------------------------------------------------------------------------------------------------------
   Sprint Corp.                                               6,100           141,981           142,496
                                                                           ----------------------------
COMPUTER SERVICES/SOFTWARE (12.58%)
-------------------------------------------------------------------------------------------------------
   Immersion Corp. (b)(d)                                    31,200           201,786           205,608
   Infosys Technologies Ltd -- ADR (e)                          500            38,118            40,430
   Microsoft Corp.                                            4,300           114,810           112,445
                                                                           ----------------------------
                                                                              354,714           358,483
                                                                           ----------------------------
DISCOUNT (1.56%)
-------------------------------------------------------------------------------------------------------
   Costco Wholesale Corp.                                       900            44,160            44,523
                                                                           ----------------------------
FINANCIAL SERVICES (6.36%)
-------------------------------------------------------------------------------------------------------
   American International Group, Inc.                           400            25,982            27,292
   Intercontinentalexchange, Inc. (b)                         2,200            88,052            79,970
   Willis Group Holdings Ltd. (e)                             2,000            75,167            73,880
                                                                           ----------------------------
                                                                              189,201           181,142
                                                                           ----------------------------
HEALTHCARE SERVICES (2.94%)
-------------------------------------------------------------------------------------------------------
   Express Scripts, Inc. (b)                                    400            20,598            33,520
   HealthExtras, Inc. (b)                                     2,000            45,832            50,200
                                                                           ----------------------------
                                                                               66,430            83,720
                                                                           ----------------------------
INTERNET SERVICES (7.19%)
-------------------------------------------------------------------------------------------------------
   Baidu.com -- ADR (b)(e)                                      900            61,462            56,628
   CheckFree Corp. (b)                                        1,000            38,346            45,900
   Google, Inc. (b)                                             247           107,219           102,470
                                                                           ----------------------------
                                                                              207,027           204,998
                                                                           ----------------------------
MEDICAL DEVICES (3.76%)
-------------------------------------------------------------------------------------------------------
   C.R. Bard, Inc.                                              100             5,397             6,592
   Diomed Holdings, Inc. (b)                                 27,600            95,777            56,028
   Stryker Corp.                                                700            29,865            31,101
   Zimmer Holdings, Inc. (b)                                    200            13,440            13,488
                                                                           ----------------------------
                                                                              144,479           107,209
                                                                           ----------------------------
MISCELLANEOUS (0.62%)
-------------------------------------------------------------------------------------------------------
   Corning, Inc. (b)                                            900            14,840            17,694
                                                                           ----------------------------
NATIONAL RADIO (13.21%)
-------------------------------------------------------------------------------------------------------
   XM Satellite Radio Holdings, Inc. -- Class A (b)(f)       13,800            44,333           376,464
                                                                           ----------------------------

4                             See accompanying notes to schedule of investments.

--------------------------------------------------------------------------------
                                        American Eagle Capital Appreciation Fund
SCHEDULE OF INVESTMENTS (continued)                            December 31, 2005
--------------------------------------------------------------------------------


COMMON STOCKS (CONCLUDED)
Industry Description and Issue                     Number of Shares              Cost   Market Value (a)
-------------------------------------------------------------------------------------------------------
OIL DRILLING, EQUIPMENT & SERVICES (10.10%)
-------------------------------------------------------------------------------------------------------
   GlobalSantaFe Corp. (e)                                      600        $   29,907        $   28,890
   Nabors Industries Ltd. (b)(e)                                500            34,209            37,875
   Noble Corp. (e)                                            1,500           111,729           105,810
   Schlumberger Ltd. (e)                                        900            88,382            87,435
   Transocean, Inc. (b)(e)                                      400            17,906            27,876
                                                                           ----------------------------
                                                                              282,133           287,886
                                                                           ----------------------------
PHARMACEUTICALS (16.58%)
-------------------------------------------------------------------------------------------------------
   Eli Lilly & Co.                                            1,800           101,489           101,862
   Medicis Pharmaceutical                                       500            15,064            16,025
   Sanofi-Aventis -- ADR (e)                                  2,200            85,549            96,580
   Schering-Plough Corp.                                      5,400           107,066           112,590
   Sepracor, Inc. (b)                                         2,100           110,227           108,360
   Wyeth                                                        800            36,912            36,856
                                                                           ----------------------------
                                                                              456,307           472,273
                                                                           ----------------------------
SPECIALTY (0.21%)
-------------------------------------------------------------------------------------------------------
   Starbucks Corp. (b)                                          200             5,306             6,002
                                                                           ----------------------------
TELECOMMUNICATIONS INFRASTRUCTURE (1.71%)
-------------------------------------------------------------------------------------------------------
   Comtech Telecommunications (b)                               800            32,220            24,432
   Neustar, Inc. (b)                                            800            20,503            24,392
                                                                           ----------------------------
                                                                               52,723            48,824
                                                                           ----------------------------

TOTAL COMMON STOCKS (92.83%)                                               $2,352,142        $2,645,495
                                                                           ============================

SHORT TERM INVESTMENTS

Industry Description and Issue                     Principal Amount              Cost   Market Value (a)
-------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (4.39%)
-------------------------------------------------------------------------------------------------------
   Repurchase agreement with U.S. Bank, N.A. 3.25%
   acquired on 12/30/05 and due 1/3/06 with proceeds of
   $125,045 collateralized by $125,000 FGCI, 4.00%, due
   8/1/2018, value including accrued interest, $127,764.   $125,000        $  125,000        $  125,000
                                                                           ----------------------------

TOTAL SHORT TERM INVESTMENTS (4.39%)                                          125,000           125,000
                                                                           ============================
   Total investments (97.22%)                                              $2,477,142(c)     $2,770,495
                                                                           ============
   Other assets in excess of liabilities (2.78%)                                                 79,225
                                                                                             ----------

TOTAL NET ASSETS (100.00%)                                                                   $2,849,720
                                                                                             ==========


See accompanying notes to schedule of investments.                             5

--------------------------------------------------------------------------------
                                        American Eagle Capital Appreciation Fund
SCHEDULE OF INVESTMENTS (concluded)                            December 31, 2005
--------------------------------------------------------------------------------

  Notes to Schedule of Investments:

  Percentage of investments as shown is the ratio of the total market value to total net assets.

  (a) Securities are valued by procedures described in the financial statements.

  (b) Presently non-income producing.

  (c) Cost for federal income tax purposes at December 31, 2005, was $2,721,828. The aggregate gross unrealized appreciation and depreciation on investments in securities based on this cost were:

      ---------------------------------------------
      Gross unrealized appreciation      $  458,125
      Gross unrealized depreciation        (409,458)
                                         ----------
      Net unrealized appreciation        $   48,667
      ---------------------------------------------

  (d) Investment represents five percent or more of the outstanding voting securities of the issuer, and is or was an affiliate of the American Eagle Capital Appreciation Fund, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 2005. The activity for investments in Common Stocks of Affiliates is as follows:


                             BEGINNING   PURCHASE   SALES     ENDING       ENDING      DIVIDEND   NET REALIZED
      DESCRIPTION               COST       COST      COST      COST     MARKET VALUE    INCOME    GAINS/LOSSES
      --------------------------------------------------------------------------------------------------------
      Immersion Corporation  $201,786       $--      $--    $201,786      $205,608        $--         $--
      --------------------------------------------------------------------------------------------------------
      Total                  $201,786       $--      $--    $201,786      $205,608        $--         $--
      --------------------------------------------------------------------------------------------------------

  (e) Represents foreign securities listed directly on a domestic securities exchange or included in the NASDAQ National Market System.

      ADR - American Depository Receipt

  (f) Securities partially on deposit, with a market value of $109,120 as of December 31, 2005. This margin account is held as collateral for short sales and options in the event the fund chooses to engage in these transactions in the future.


6                             See accompanying notes to schedule of investments.

REVIEW AND APPROVAL OF THE AMERICAN EAGLE CAPITAL APPRECIATION FUND'S ADVISORY AGREEMENT

     At the annual meeting of the Fund's Board of Directors held on July 22, 2005, the Board considered the re-approval for an annual period of the Fund's Investment Advisory Agreement with Jundt Associates, Inc. (the "Adviser"), pursuant to which the Adviser provides the Fund with investment advisory services. The directors who are not "interested persons" (as such term is defined in the Investment Company Act of 1940, as amended) of the Funds were assisted in their review by legal counsel to the Funds and met with counsel in an executive meeting separate from the interested persons and management of the Adviser. In reaching its conclusions, the Board considered materials relating to the review of the Investment Advisory Agreement that were specifically prepared by the Adviser at the request of the Board and a report to the Board prepared by an independent provider of investment company information.

     The Board based its decision upon its evaluation of the Adviser's investment personnel, the performance, fees and expenses of the Fund, and the Adviser's expenses in providing services to the Funds and the profitability of the Adviser in managing the Funds. The Board also considered the Adviser's ability to provide ongoing services to the Funds, including the Adviser's financial condition. In reaching its conclusions, the Board considered all the factors mentioned in this discussion, as well as others; however, no single factor determined whether the Board approved the Investment Advisory Agreement. The Board examined the totality of the circumstances in its consideration of re-approval of the Fund's Investment Advisory Agreement. In considering whether to renew the Investment Advisory Agreement for the Fund, the Board concluded that the renewal of the Investment Advisory Agreement and the compensation to be received by the Adviser under the Investment Advisory Agreement is in the best interests of the Fund and its shareholders.

     Additionally, upon evaluating the factors noted above, the Board, in reaching its conclusion, is aware that shareholders in the Fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to the Adviser, and that the Fund's shareholders, with the opportunity to review and weigh the disclosure provided by the Fund in its prospectus and other disclosure documents, have chosen to invest in this Fund, managed by the Adviser.

NATURE, EXTENT AND QUALITY OF SERVICES
     The Board considered the quality of the Fund's investment management over a period of time. It also took into account the history of the Adviser, which has more than 20 years of investment management experience, and has been the investment adviser to the Fund since its inception. The Board also took into account that James R. Jundt, Chairman of the Board of the Adviser and the principal portfolio manager of the Fund, has over three decades of investment management experience and has participated in the management of the Fund since its inception.

     The Board also took into consideration the Adviser's role, responsibilities and involvement (including oversight of vendors) in day-to-day Fund operations, including Fund administration, compliance and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser's administrative, accounting and compliance infrastructure. The Board concluded that the Adviser continues to provide a wide range of essential and quality services to the Fund.

PERFORMANCE, FEES AND EXPENSES OF THE FUND
     The Board reviewed the Fund's performance, fees and expenses, including an analysis of comparable funds, and reviewed other materials prepared by Lipper Inc. The Board took into consideration that the Fund had higher fees and expenses than comparable funds. It noted the impact of declining assets on the Fund's expense ratio, as well as the efforts made by the Adviser to manage expenses, including closing uneconomic funds and negotiating a reduction in fees with service providers to the Fund. The Board and the Adviser also discussed various methods to continue to reduce the expenses of the Fund.

     The Board also took into account the mixed performance of the Fund over the past several years, noting that in some years the Fund's performance was in the first or second quintile in its peer groups, while in most years it lagged its peers. It also considered that the Fund's annualized total return for the one year, two year, three year, four year and five year periods ended May 31, 2005 ranged from the third through fifth quintiles in its peer groups. On a regular basis, the Board discusses Fund performance with the Adviser. The Board concluded that, all factors considered, the performance of the Fund was sufficient to warrant the renewal of the Investment Advisory Agreement.

ADVISER'S EXPENSES IN PROVIDING SERVICES TO THE FUND AND PROFITABILITY OF ADVISER IN MANAGING THE FUND
     The Board reviewed information prepared by the Adviser detailing its expenses in providing services to the Funds and the profitability of the Adviser in managing the Funds. The Board concluded that, especially in light of the declining revenues to the Adviser associated with declining asset levels in the Funds, the profitability levels of the Adviser in managing the Funds were acceptable.

ECONOMIES OF SCALE
     The Board considered economies of scale, but concluded that, in light of the declining asset levels in the Fund, economies of scale were not being realized. However, in the event that assets increase in future, the Board intends to revisit the issue.

     Based on its conclusions noted above, and after considering all material factors, the Board (including the independent directors) concluded that the existing advisory fee for the Fund is fair and reasonable, and that the Fund's existing Investment Advisory Agreement should be renewed for a one-year period.

--------------------------------------------------------------------------------
AMERICAN EAGLE TWENTY FUND
--------------------------------------------------------------------------------

THE AMERICAN EAGLE TWENTY FUND IS A NON-DIVERSIFIED FUND THAT, IN NORMAL market conditions, maintains a more concentrated portfolio of approximately, but not less than, 20 securities of primarily American growth companies, without regard to their size. In normal market conditions, at least 65% of the Fund's total assets must be invested in equity investments. The Fund may enter into options and futures transactions to attempt to protect against adverse market price changes when the Fund's investment adviser believes that market conditions make it advisable to do so. In addition, the Fund may employ leverage, sell securities short and buy and sell futures and options contracts on an opportunistic basis to attempt to generate additional investment returns.


COMPOSITION OF THE FUND'S PORTFOLIO AS OF DECEMBER 31, 2005
(as a percentage of net assets)
--------------------------------------------------------------------------------

                                  [PIE CHART]
                 Biotechnology.......................... 11.11%
                 Cellular Services....................... 4.75%
                 Computer Services/Software............. 11.89%
                 Discount................................ 1.60%
                 Financial Services...................... 3.93%
                 Internet Services....................... 5.63%
                 Medical Devices......................... 2.61%
                 National Radio......................... 13.12%
                 Oil Drilling, Equipment & Services...... 8.58%
                 Pharmaceuticals........................ 11.27%
                 Short-Term Securities/Other Assets in
                   excess of Liabilities.................25.51%

--------------------------------------------------------------------------------
PERFORMANCE DATA: AMERICAN EAGLE TWENTY FUND
--------------------------------------------------------------------------------


                               [PLOT POINTS GRAPH]

                                                  Lipper Capital
             American Eagle    Russell 1000        Appreciation
               Twenty Fund(1)   Growth Index(2)       Fund Index(3)
-------------------------------------------------------------------
12/30/1999       10,000           10,000              10,000
3/31/2000        12,960           10,690              10,900
6/30/2000        15,970           10,397               9,846
9/30/2000        17,770            9,829              10,009
12/31/2000       14,966            7,723               8,707
3/31/2001        12,679            6,102               7,465
6/30/2001        13,319            6,609               8,061
9/30/2001        10,760            5,315               6,356
12/31/2001       12,650            6,108               7,321
3/31/2002        12,085            5,939               7,256
6/30/2002         9,227            4,820               6,216
9/30/2002         8,645            4,084               5,240
12/31/2002        8,363            4,363               5,565
3/31/2003         9,157            4,303               5,451
6/30/2003        10,603            4,906               6,292
9/30/2003        11,150            5,085               6,568
12/31/2003       11,238            5,783               7,368
3/31/2004        12,173            5,829               7,585
6/30/2004        12,014            5,942               7,645
9/30/2004        12,262            5,631               7,424
12/31/2004       13,320            6,150               8,200
3/31/2005        12,967            5,899               8,025
6/30/2005        12,967            6,044               8,155
9/30/2005        13,902            6,286               8,695
12/31/2005       13,549            6,474               8,853


AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2005)
------------------------------------------------------------------

                                                                        SINCE
                                          1-YEAR         5-YEAR     INCEPTION(4)
                                          ------        -------     -----------
AMERICAN EAGLE TWENTY FUND                 1.72%        (1.97)%          5.19%
RUSSELL 1000 GROWTH INDEX                  5.26         (3.58)          (6.99)
LIPPER CAPITAL APPRECIATION FUND INDEX     7.96          0.15           (2.01)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA PROVIDED FOR THE FUND DOES NOT REFLECT THE DEDUCTION OF TAXES THAT SHAREHOLDERS WOULD PAY ON DISTRIBUTIONS OR THE REDEMPTION OF SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. YOU MAY OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END BY CALLING 1-800-335-0333.

THE INVESTMENT RETURN AND PRINCIPAL VALUE OF YOUR INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTMENTS IN SMALLER- AND MEDIUM CAPITALIZATION COMPANIES MAY EXPERIENCE GREATER DAILY PRICE FLUCTUATIONS THAN INVESTMENTS IN LARGER COMPANIES. NON-DIVERSIFIED MUTUAL FUNDS MAY EXPERIENCE GREATER PRICE VOLATILITY THAN DIVERSIFIED MUTUAL FUNDS. SELLING SECURITIES SHORT, EMPLOYING LEVERAGE AND INVESTING IN OPTIONS AND FUTURES CONTRACTS INVOLVE ADDITIONAL INVESTMENT RISK.

YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE FUND CAREFULLY BEFORE INVESTING IN THE FUND. FOR THIS INFORMATION, PLEASE CALL 1-800-335-0333 TO OBTAIN A FREE COPY OF THE FUND'S PROSPECTUS. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.


(1)Total return is based on a hypothetical investment at the Fund's inception on December 30, 1999. ACTUAL PERFORMANCE OF INVESTORS WILL VARY DEPENDING UPON THE TIMING OF THEIR INVESTMENTS IN THE FUND. Total return assumes reinvestment of all dividends and distributions. Investments in IPOs, during a period favorable for IPO investing, contributed substantially to the quoted performance of American Eagle Twenty Fund for the period ended December 31, 2000. Several other factors also contributed to the Fund's higher return in 2000, including its shorter operating history and smaller asset base. There is no assurance that conditions will exist in the future that will have a similar effect on performance.

(2)The Russell 1000 Growth Index measures performance of the companies within the Russell 1000 Index (the 1,000 largest U.S. companies based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is not an actual investment and does not reflect the deductions of expenses that mutual fund investors bear.

(3)The Lipper Capital Appreciation Fund Index measures the composite performance of the 30 largest "capital appreciation" mutual funds, as categorized by Lipper Analytical Services, Inc. The performance is presented net of the funds' fees and expenses and assumes reinvestment of all distributions. HOWEVER, APPLICABLE SALES CHARGES ARE NOT TAKEN INTO CONSIDERATION.

(4)Inception date is December 30, 1999, for both the Fund's shares and for index data.

--------------------------------------------------------------------------------
                                                      American Eagle Twenty Fund
SCHEDULE OF INVESTMENTS                                        December 31, 2005
--------------------------------------------------------------------------------


COMMON STOCKS
Industry Description and Issue                     Number of Shares              Cost   Market Value (a)
-------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY (11.11%)
-------------------------------------------------------------------------------------------------------
   Amgen, Inc. (b)                                              700        $   55,894        $   55,202
   Amylin Pharmaceuticals, Inc. (b)                             600            24,884            23,952
   Gilead Sciences, Inc. (b)                                  1,800            94,943            94,734
   Myogen, Inc. (b)                                           2,200            54,268            66,352
                                                                           ----------------------------
                                                                              229,989           240,240
                                                                           ----------------------------
CELLULAR SERVICES (4.75%)
-------------------------------------------------------------------------------------------------------
   Sprint Corp.                                               4,400           104,814           102,784
                                                                           ----------------------------
COMPUTER SERVICES/SOFTWARE (11.89%)
-------------------------------------------------------------------------------------------------------
   Immersion Corp. (b)(d)                                    21,000           116,903           138,390
   Infosys Technologies Ltd -- ADR (e)                          400            30,651            32,344
   Microsoft Corp.                                            3,300            88,103            86,295
                                                                           ----------------------------
                                                                              235,657           257,029
                                                                           ----------------------------
DISCOUNT (1.60%)
-------------------------------------------------------------------------------------------------------
   Costco Wholesale Corp.                                       700            34,383            34,629
                                                                           ----------------------------
FINANCIAL SERVICES (3.93%)
-------------------------------------------------------------------------------------------------------
   Willis Group Holdings Ltd. (e)                             2,300            86,181            84,962
                                                                           ----------------------------
INTERNET SERVICES (5.63%)
-------------------------------------------------------------------------------------------------------
   Baidu.com -- ADR (b)(e)                                      700            47,672            44,044
   Google, Inc. (b)                                             187            81,221            77,579
                                                                           ----------------------------
                                                                              128,893           121,623
                                                                           ----------------------------
MEDICAL DEVICES (2.61%)
-------------------------------------------------------------------------------------------------------
   Diomed Holdings, Inc. (b)                                 21,200            86,138            43,036
   Zimmer Holdings, Inc. (b)                                    200            13,513            13,488
                                                                           ----------------------------
                                                                               99,651            56,524
                                                                           ----------------------------
NATIONAL RADIO (13.12%)
-------------------------------------------------------------------------------------------------------
   XM Satellite Radio Holdings, Inc. -- Class A (b)(f)       10,400            46,623           283,712
                                                                           ----------------------------
OIL DRILLING, EQUIPMENT & SERVICES (8.58%)
-------------------------------------------------------------------------------------------------------
   GlobalSantaFe Corp. (e)                                      400            19,938            19,260
   Nabors Industries Ltd. (b)(e)                                400            27,407            30,300
   Noble Corp. (e)                                            1,100            81,928            77,594
   Schlumberger Ltd. (e)                                        600            58,602            58,290
                                                                           ----------------------------
                                                                              187,875           185,444
                                                                           ----------------------------
PHARMACEUTICALS (11.27%)
-------------------------------------------------------------------------------------------------------
   Sanofi-Aventis -- ADR (e)                                  1,700            69,092            74,630
   Schering-Plough Corp.                                      4,400            86,640            91,740
   Sepracor, Inc. (b)                                         1,500            78,693            77,400
                                                                           ----------------------------
                                                                              234,425           243,770
                                                                           ----------------------------

TOTAL COMMON STOCKS (74.49%)                                               $1,388,491        $1,610,717
                                                                           ============================

10                            See accompanying notes to schedule of investments.

--------------------------------------------------------------------------------
                                                      American Eagle Twenty Fund
SCHEDULE OF INVESTMENTS (concluded)                            December 31, 2005
--------------------------------------------------------------------------------



SHORT TERM INVESTMENTS
Industry Description and Issue                     Principal Amount              Cost   Market Value (a)
-------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (4.63%)
-------------------------------------------------------------------------------------------------------
   Repurchase agreement with U.S. Bank, N.A. 3.25%
   acquired on 12/30/05 and due 1/3/06 with proceeds of
   $100,036 collateralized by $100,000 FGCI, 4.00%, due
   8/1/2018, value including accrued interest, $102,688.   $100,000        $  100,000        $  100,000
                                                                           ----------------------------

TOTAL SHORT TERM INVESTMENTS (4.63%)                                          100,000           100,000
                                                                           ============================
   Total investments (79.12%)                                              $1,488,491(c)     $1,710,717
                                                                           ============
   Other assets in excess of liabilities (20.88%)                                               451,358
                                                                                             ----------

TOTAL NET ASSETS (100.00%)                                                                   $2,162,075
                                                                                             ==========

  Notes to Schedule of Investments:

  Percentage of investments as shown is the ratio of the total market value to total net assets.

  (a) Securities are valued by procedures described in the financial statements.

  (b) Presently non-income producing.

  (c) Cost for federal income tax purposes at December 31, 2005, was $1,713,910. The aggregate gross unrealized appreciation and depreciation on investments in securities based on this cost were:

      ---------------------------------------------
      Gross unrealized appreciation      $  287,350
      Gross unrealized depreciation        (290,543)
                                         ----------

      Net unrealized depreciation        $   (3,193)
      ---------------------------------------------

  (d) Investment represents five percent or more of the outstanding voting securities of the issuer, and is or was an affiliate of the American
      Eagle Twenty Fund, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 2005. The activity for investments in Common Stocks of Affiliates is as follows:

                             BEGINNING   PURCHASE   SALES     ENDING       ENDING      DIVIDEND   NET REALIZED
      DESCRIPTION               COST       COST      COST      COST     MARKET VALUE    INCOME    GAINS/LOSSES
      --------------------------------------------------------------------------------------------------------
      Immersion Corporation  $116,903       $--      $--    $116,903      $138,390        $--         $--
      --------------------------------------------------------------------------------------------------------
      Total                  $116,903       $--      $--    $116,903      $138,390        $--         $--
      ========================================================================================================

  (e) Represents foreign securities listed directly on a domestic securities exchange or included in the NASDAQ National Market System.

      ADR - American Depository Receipt

  (f) Securities paritally on deposit, with a market value of $130,944 as of December 31, 2005. This margin account is held as collateral for short sales and options in the event the fund chooses to engage in these transactions in the future.


See accompanying notes to schedule of investments and financial statements.   11

REVIEW AND APPROVAL OF THE AMERICAN EAGLE TWENTY FUND'S ADVISORY AGREEMENT

     At the annual meeting of the Fund's Board of Directors held on July 22, 2005, the Board considered the re-approval for an annual period of the Fund's Investment Advisory Agreement with Jundt Associates, Inc. (the "Adviser"), pursuant to which the Adviser provides the Fund with investment advisory services. The directors who are not "interested persons" (as such term is defined in the Investment Company Act of 1940, as amended) of the Funds were assisted in their review by legal counsel to the Funds and met with counsel in an executive meeting separate from the interested persons and management of the Adviser. In reaching its conclusions, the Board considered materials relating to the review of the Investment Advisory Agreement that were specifically prepared by the Adviser at the request of the Board and a report to the Board prepared by an independent provider of investment company information.

     The Board based its decision upon its evaluation of the Adviser's investment personnel, the performance, fees and expenses of the Fund, and the Adviser's expenses in providing services to the Funds and the profitability of the Adviser in managing the Funds. The Board also considered the Adviser's ability to provide ongoing services to the Funds, including the Adviser's financial condition. In reaching its conclusions, the Board considered all the factors mentioned in this discussion, as well as others; however, no single factor determined whether the Board approved the Investment Advisory Agreement. The Board examined the totality of the circumstances in its consideration of re-approval of the Fund's Investment Advisory Agreement. In considering whether to renew the Investment Advisory Agreement for the Fund, the Board concluded that the renewal of the Investment Advisory Agreement and the compensation to be received by the Adviser under the Investment Advisory Agreement is in the best interests of the Fund and its shareholders.

     Additionally, upon evaluating the factors noted above, the Board, in reaching its conclusion, is aware that shareholders in the Fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to the Adviser, and that the Fund's shareholders, with the opportunity to review and weigh the disclosure provided by the Fund in its prospectus and other disclosure documents, have chosen to invest in this Fund, managed by the Adviser.

NATURE, EXTENT AND QUALITY OF SERVICES
     The Board considered the quality of the Fund's investment management over a period of time. It also took into account the history of the Adviser, which has more than 20 years of investment management experience, and has been the investment adviser to the Fund since its inception. The Board also took into account that James R. Jundt, Chairman of the Board of the Adviser and the principal portfolio manager of the Fund, has over three decades of investment management experience and has participated in the management of the Fund since its inception.

     The Board also took into consideration the Adviser's role, responsibilities and involvement (including oversight of vendors) in day-to-day Fund operations, including Fund administration, compliance and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser's administrative, accounting and compliance infrastructure. The Board concluded that the Adviser continues to provide a wide range of essential and quality services to the Fund.

PERFORMANCE, FEES AND EXPENSES OF THE FUND
     The Board reviewed the Fund's performance, fees and expenses, including an analysis of comparable funds, and reviewed other materials prepared by Lipper Inc. The Board took into consideration that the Fund had higher fees and expenses than comparable funds. It noted the impact of declining assets on the Fund's expense ratio, as well as the efforts made by the Adviser to manage expenses, including closing uneconomic funds and negotiating a reduction in fees with service providers to the Fund. The Board and the Adviser also discussed various methods to continue to reduce the expenses of the Fund.

     The Board also took into account the generally positive performance of the Fund over the past several years, noting that in most years the Fund's performance was in the first or second quintile in its peer groups, although in some years it lagged its peers. It also considered that the Fund's annualized total return for the one year, two year, three year, four year and five year periods ended May 31, 2005 ranged from the first through third quintiles in its peer groups. On a regular basis, the Board discusses Fund performance with the Adviser. The Board concluded that, all factors considered, the performance of the Fund was sufficient to warrant the renewal of the Investment Advisory Agreement.

ADVISER'S EXPENSES IN PROVIDING SERVICES TO THE FUND AND PROFITABILITY OF ADVISER IN MANAGING THE FUND
     The Board reviewed information prepared by the Adviser detailing its expenses in providing services to the Funds and the profitability of the Adviser in managing the Funds. The Board concluded that, especially in light of the declining revenues to the Adviser associated with declining asset levels in the Funds, the profitability levels of the Adviser in managing the Funds were acceptable.

ECONOMIES OF SCALE
     The Board considered economies of scale, but concluded that, in light of the declining asset levels in the Fund, economies of scale were not being realized. However, in the event that assets increase in future, the Board intends to revisit the issue.

     Based on its conclusions noted above, and after considering all material factors, the Board (including the independent directors) concluded that the existing advisory fee for the Fund is fair and reasonable, and that the Fund's existing Investment Advisory Agreement should be renewed for a one-year period.

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS                                Year ended December 31, 2005
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES

                                                                                     American Eagle      American Eagle
                                                                                  Capital Appreciation       Twenty
                                                                                          Fund                Fund
-----------------------------------------------------------------------------------------------------------------------
ASSETS
-----------------------------------------------------------------------------------------------------------------------
   Investment in securities of unaffiliated issuers, at market value (Note 2)
    including repurchase agreements of $125,000 and $100,000,
    respectively (identified cost: $2,275,356 and $1,371,588)                         $  2,564,887         $  1,572,327
   Investment in securities of affiliated issuers, at market value (Note 2)
    (identified cost: $201,786 and $116,903, respectively)                                 205,608              138,390
   Cash                                                                                     73,680              448,318
   Receivable for securities sold                                                           34,249               24,225
   Deposits of cash in segregated account                                                       --                    5
   Dividends and interest receivable                                                           827                  708
   Prepaid expenses and other assets                                                         9,556               10,457
                                                                                      ---------------------------------
    Total Assets                                                                         2,888,807            2,194,430
                                                                                      ---------------------------------
LIABILITIES
-----------------------------------------------------------------------------------------------------------------------
   Payable to brokers                                                                          226                   --
   Accrued investment advisory fee                                                           3,224                2,411
   Accrued administration fees                                                               1,452                1,085
   Accrued audit fees                                                                       23,015               18,015
   Accrued fund accounting fees                                                              1,635                1,201
   Accrued transfer agent fees and expenses                                                  2,277                1,698
   Accrued expenses and other liabilities                                                    7,258                7,945
                                                                                      ---------------------------------
    Total Liabilities                                                                       39,087               32,355
                                                                                      ---------------------------------
   Net assets applicable to outstanding capital stock                                 $  2,849,720         $  2,162,075
                                                                                      =================================
NET ASSETS CONSIST OF
-----------------------------------------------------------------------------------------------------------------------
   Capital stock (par value $.01 per share -- authorized 10 billion shares;
    outstanding: 520,944, and 281,675 shares, respectively)                           $ 11,221,465         $  5,408,242
   Accumulated net realized loss on investments                                         (8,665,098)          (3,468,393)
   Net unrealized appreciation on investments                                              293,353              222,226
                                                                                      ---------------------------------
   Total, representing net assets applicable to outstanding capital stock             $  2,849,720         $  2,162,075
                                                                                      =================================
   Net asset value, redemption price and offering price per share                     $       5.47         $       7.68
                                                                                      =================================



--------------------------------------------------------------------------------
See accompanying notes to the financial statements.                           13

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS (continued)                               December 31, 2005
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS

                                                                                     American Eagle      American Eagle
                                                                                  Capital Appreciation       Twenty
                                                                                          Fund                Fund
-----------------------------------------------------------------------------------------------------------------------
INCOME
-----------------------------------------------------------------------------------------------------------------------
   Interest                                                                             $    8,552           $   16,747
   Dividends (net of foreign taxes withheld of $266 and $278, respectively)                  8,417                4,442
                                                                                      ---------------------------------
   Total Income                                                                             16,969               21,189
                                                                                      ---------------------------------
EXPENSES
-----------------------------------------------------------------------------------------------------------------------
   Investment advisory fees                                                                 38,771               29,494
   Registration fees                                                                        14,299               14,989
   Administration fees                                                                       7,677                4,864
   Fund accounting fees                                                                     10,921                7,020
   Audit and tax fees                                                                       29,048               23,611
   Legal fees                                                                                8,299                7,249
   Transfer agent fees and expenses                                                         13,752               10,126
   Custodian fees                                                                           15,172               12,657
   Reports to shareholders                                                                   5,034                1,649
   Directors' fees                                                                           3,698                3,289
   Other                                                                                     7,029                7,322
                                                                                      ---------------------------------
     Total expenses before interest expense                                                153,700              122,270
   Interest expense (Note 5)                                                                   452                   --
                                                                                      ---------------------------------
     Total expenses after interest expense                                                 154,152              122,270
                                                                                      ---------------------------------
   Net investment loss                                                                  $ (137,183)          $ (101,081)
                                                                                      ---------------------------------
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------
   Net realized gain (loss) on:
     Long transactions                                                                     250,176              331,202
     Short sale transactions                                                                 3,133                   --
     Written options transactions                                                            8,341                5,203
     Futures contracts closed                                                              213,507              139,269
                                                                                      ---------------------------------
      Net realized gain                                                                    475,157              475,674
                                                                                      ---------------------------------
   Change in unrealized appreciation (depreciation) on:
     Long transactions (including depreciation due to investments of
       affiliated issuers of ($21,840) and ($14,700), respectively)                       (397,291)            (366,383)
     Short sale transactions                                                                    --                   --
     Written options transactions                                                           23,841               14,273
     Futures contracts                                                                      12,569                9,961
                                                                                      ---------------------------------
      Net unrealized gain (loss) on investments                                           (360,881)            (342,149)
                                                                                      ---------------------------------
   Net realized and unrealized gain on investments                                         114,276              133,525
                                                                                      ---------------------------------
   Net increase (decrease) in net assets resulting from operations                      $  (22,907)          $   32,444
                                                                                      =================================

--------------------------------------------------------------------------------
14                           See accompanying notes to the financial statements.

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                American Eagle Capital
                                                                                   Appreciation Fund
                                                                            ------------------------------
                                                                              Year Ended       Year Ended
                                                                               12/31/05         12/31/04
----------------------------------------------------------------------------------------------------------
OPERATIONS
----------------------------------------------------------------------------------------------------------
   Net investment loss                                                       $   (137,183)    $   (114,424)
   Net realized gain (loss) on investment transactions                            475,157          611,763
   Net change in unrealized appreciation (depreciation)                          (360,881)        (238,209)
                                                                             -----------------------------
   Net increase (decrease) in net assets resulting from operations                (22,907)         259,130
                                                                             -----------------------------
CAPITAL SHARE TRANSACTIONS
----------------------------------------------------------------------------------------------------------
   Net proceeds from shares sold                                                  498,207           72,398
   Cost of shares redeemed                                                     (1,128,296)      (2,119,468)
                                                                             -----------------------------
   Net decrease in net assets resulting from capital share transactions          (630,089)      (2,047,070)
                                                                             -----------------------------
NET ASSETS
----------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets                                       (652,996)      (1,787,940)
   Net assets at beginning of year                                              3,502,716        5,290,656
                                                                             -----------------------------
   Net assets at end of year                                                 $  2,849,720     $  3,502,716
                                                                             =============================
CAPITAL SHARE TRANSACTIONS
----------------------------------------------------------------------------------------------------------
   Shares sold                                                                     91,044           14,550
   Shares redeemed                                                               (218,561)        (412,876)
                                                                             -----------------------------
   Net decrease in shares outstanding                                            (127,517)        (398,326)
                                                                             =============================


--------------------------------------------------------------------------------
See accompanying notes to the financial statements.                           15

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                              American Eagle Twenty Fund
                                                                            ------------------------------
                                                                              Year Ended       Year Ended
                                                                              12/31/2005       12/31/2004
----------------------------------------------------------------------------------------------------------
OPERATIONS
----------------------------------------------------------------------------------------------------------
   Net investment loss                                                       $  (101,081)     $   (104,658)
   Net realized gain (loss) on investment transactions                           475,674           683,831
   Net change in unrealized appreciation (depreciation)                         (342,149)         (137,655)
                                                                             -----------------------------
   Net increase in net assets resulting from operations                           32,444           441,518
                                                                             -----------------------------
CAPITAL SHARE TRANSACTIONS
----------------------------------------------------------------------------------------------------------
   Net proceeds from shares sold                                                 126,798            15,176
   Cost of shares redeemed                                                      (377,152)       (2,105,662)
                                                                             -----------------------------
   Net decrease in net assets resulting from capital share transactions         (250,354)       (2,090,486)
                                                                             -----------------------------
NET ASSETS
----------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets                                      (217,910)       (1,648,968)
   Net assets at beginning of year                                             2,379,985         4,028,953
                                                                             -----------------------------
   Net assets at end of year                                                 $ 2,162,075      $  2,379,985
                                                                             =============================
CAPITAL SHARE TRANSACTIONS
----------------------------------------------------------------------------------------------------------
   Shares sold                                                                    17,077             2,267
   Shares redeemed                                                               (50,721)         (319,627)
                                                                             -----------------------------
   Net decrease in shares outstanding                                            (33,644)         (317,360)
                                                                             =============================



--------------------------------------------------------------------------------
16                           See accompanying notes to the financial statements.

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS (concluded)                    Year Ended December 31, 2005
--------------------------------------------------------------------------------

STATEMENTS OF CASH FLOWS

                                                                        American Eagle
                                                                            Capital         American Eagle
                                                                       Appreciation Fund     Twenty Fund
----------------------------------------------------------------------------------------------------------
CASH PROVIDED (USED) BY FINANCING ACTIVITIES:
----------------------------------------------------------------------------------------------------------
   Sales of capital shares                                                  $   498,207       $    126,798
   Repurchases of capital shares                                             (1,128,296)          (377,152)
   Net change in receivables/payables related to capital share
    transactions                                                                     --                 --
                                                                            ------------------------------
   Cash used by capital share transactions                                     (630,089)          (250,354)
                                                                            ------------------------------
   Loan payments                                                               (894,000)                --
   Loan borrowings                                                              772,000                 --
                                                                            ------------------------------
   Net payments                                                                (122,000)                --
                                                                            ------------------------------
                                                                            $  (752,089)      $   (250,354)
                                                                            ------------------------------
CASH PROVIDED (USED) BY OPERATIONS:
----------------------------------------------------------------------------------------------------------
   Purchases of investments                                                 (11,464,474)        (7,592,174)
   Purchases of short covers                                                     43,186                 --
   Proceeds from sales of investments                                        12,022,909          7,692,105
   Proceeds from short sales                                                    (40,053)                --
                                                                            ------------------------------
                                                                                561,568             99,931
                                                                            ------------------------------
   Change from futures contracts                                                226,077            149,230
   Change in short-term investments                                            (125,000)          (100,000)
   Change from other trading activities                                         227,483            110,451
   Net investment loss                                                         (137,183)          (101,081)
   Net change in receivables/payables related to operations                     (62,914)           (82,970)
                                                                            ------------------------------
                                                                                128,463            (24,370)
                                                                            ------------------------------
                                                                                690,031             75,561
                                                                            ------------------------------
   Net increase (decrease) in cash                                              (62,058)          (174,793)
   Cash, beginning of year                                                      135,738            623,111
                                                                            ------------------------------
   Cash, end of year                                                        $    73,680       $    448,318
                                                                            ==============================
   Supplemental information:
   Cash paid for interest                                                   $       943       $         --


--------------------------------------------------------------------------------
See accompanying notes to the financial statements.                           17

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                                  December 31, 2005
--------------------------------------------------------------------------------

1. ORGANIZATION
American Eagle Capital Appreciation Fund ("Capital Appreciation Fund"), and American Eagle Twenty Fund ("Twenty Fund") (each, a "Fund" or collectively, the "Funds") are separate non-diversified investment portfolios and series of capital stock of American Eagle Funds, Inc. (the "Company"), which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. Jundt Associates, Inc. serves as the investment adviser (the "Adviser") and is responsible for managing the Funds' portfolios of securities.


As of December 31, 2005, principals of Jundt Associates, Inc. and their related investment accounts owned approximately the following percentage of the outstanding shares of each Fund:

                                  Ownership of
                               Outstanding Shares
-------------------------------------------------
Capital Appreciation Fund             58.2%
Twenty Fund                           56.5%


The investment objective of each Fund is capital appreciation, and each Fund's principal investment strategy is as follows:

o Capital Appreciation Fund normally emphasizes a core portfolio of approximately 30 to 50 securities of primarily American growth companies, without regard to their size. In normal market conditions, at least 65% of the Fund's total assets must be invested in equity investments. The Fund may enter into options and futures transactions to attempt to protect against adverse market price changes when the Fund's investment adviser believes that the market conditions make it advisable to do so. In addition, the Fund may employ leverage, sell securities short and buy and sell futures and options contracts on an opportunistic basis to attempt to generate additional investment returns.

o Twenty Fund normally maintains a more concentrated portfolio of approximately, but not less than, 20 securities of primarily American growth companies without regard to their size. In normal market conditions, at least 65% of the Fund's total assets must be invested in equity investments. The Fund may enter into options and futures transactions to attempt to protect against adverse market price changes when the Fund's investment adviser believes that market conditions make it advisable to do so. In addition, the Fund may employ leverage, sell securities short and buy and sell futures and options contracts on an opportunistic basis to generate additional investment returns.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The significant accounting policies followed by the Funds are as follows:

INVESTMENT IN SECURITIES
Investment in securities traded on U.S. securities exchanges and open short sales transactions are valued at the last quoted sales price as of the close of business on the date of valuation or, lacking any sales, at the mean between the most recently quoted bid and asked prices. Investments in securities traded on the Nasdaq Stock Market are valued at the Nasdaq Official Closing Price. Securities traded in the over-the-counter market are valued at the mean between the most recently quoted bid and asked prices. Options and futures contracts are valued at market value or fair value if no market exists, except that open futures contracts sales are valued using the closing settlement price or, in the absence of such a price, the most recently quoted asked price. Other securities for which market quotations are not readily available are valued at fair value in good faith by or under the direction of the Board of Directors. Short-term securities with maturities of fewer than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost, which approximates market value.

Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified cost basis. Dividend income and dividend expense on short sales is recognized on the ex-dividend date. Interest income, including level-yield amortization of discount, is accrued daily.

FEDERAL TAXES
The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and also intend to distribute all of their investment company taxable income to shareholders. Therefore, no income tax provision is required. The Funds have a tax year end of December 31. In addition, on a calendar year basis, the Funds will usually make sufficient distributions of their net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily due to wash sales and post-October capital losses. The character of distributions made during the period from net investment income or net realized gains, if any, may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the period in which amounts are distributed may differ from the year the income or realized gains (losses) were recorded by the Funds.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, the following reclassifications were made:


                          Accumulated      Undistributed      Additional
                         Net Realized     Net Investment        Paid In
                          Gain (Loss)         Income            Capital
------------------------------------------------------------------------
Capital Appreciation
 Fund                        $ --        $137,183           $(137,183)
Twenty Fund                    --         101,081            (101,081)
------------------------------------------------------------------------


As of December 31, 2005, the Funds have the following capital loss carryforwards:


                                                 Expiration
                                   Amount           Date
-----------------------------------------------------------
Capital Appreciation Fund     (3,249,240)           2009
                              (4,327,476)           2010
                                (777,134)           2011

Twenty Fund                   (1,208,771)           2009
                              (1,358,125)           2010
                                (634,831)           2011

It is unlikely the board of directors will authorize a distribution of any net realized capital gains until the available capital loss carryforwards have been offset or expire.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)                      December 31, 2005
--------------------------------------------------------------------------------

At December 31, 2005, distributable ordinary income, long-term capital gains, and net unrealized appreciation and depreciation for federal tax purposes were as follows:

                                                             Distributable
                              Net          Distributable       Long-Term
                         Appreciation/       Ordinary          Capital
                         Depreciation         Income            Gains
--------------------------------------------------------------------------
Capital Appreciation
 Fund                   $48,667                 $--               $--
Twenty Fund              (3,193)                 --                --
--------------------------------------------------------------------------

None of the Funds paid any dividends during the years ended December 31, 2005 and December 31, 2004. For tax purposes, the Funds have current deferred post-October capital loss. This loss will be realized for tax purposes on the first day of the succeeding year. The Funds current deferred post-October capital losses are as follows: Capital Appreciation Fund - $66,562; and Twenty Fund - $41,248.

REPURCHASE AGREEMENTS
The Funds may enter into repurchase agreements with member banks of the Federal Reserve System or primary dealers in U.S. Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Funds take possession of the underlying securities, mark to market such securities daily and, if necessary, receive additional securities to ensure that the contract is adequately collateralized.

The Funds may invest uninvested cash balances in repurchase agreements and/or short-term money market instruments.

INITIAL PUBLIC OFFERINGS
Each Fund may participate in the initial public offering (IPO) market and historically a significant portion of the Capital Appreciation Fund and Twenty Fund returns during certain periods have been attributed to their investments in IPOs. Participation in IPOs may have a magnified performance impact on a Fund with a small asset base which typically diminishes as a Fund's assets grow. The impact of IPOs on the Funds' performance likely will decrease if the Fund's asset size increases, which could reduce the Fund's total returns over time. IPOs have not been consistently available to the Funds since 2000, and may not be consistently available in the future.

DERIVATIVE FINANCIAL INSTRUMENTS AND OTHER INVESTMENT STRATEGIES
The Funds may engage in various portfolio strategies to attempt to hedge against changes in net asset value or to attempt to realize a greater current return.

OPTIONS TRANSACTIONS
For hedging purposes, the Funds may purchase and sell put and call options on their portfolio securities. Each Fund may also employ these techniques on an opportunistic basis to attempt to generate additional investment returns.

The risk associated with purchasing an option is that the Funds pay a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Funds write an option, the premium received by the Funds is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire unexercised are recorded by the Funds on the expiration date as realized gains from option transactions. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Funds have realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security purchased by the Funds. In writing an option, the Funds bear the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Funds could result in the Funds selling or buying a security at a price different from the current market price.

FINANCIAL FUTURES CONTRACTS
The Funds may buy and sell futures contracts and related options for hedging purposes and to attempt to increase investment returns. A futures contract is an agreement between two parties to buy or sell a security for a set price on a future date. Upon entering into a contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing price on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

SHORT SALE TRANSACTIONS
The Funds may seek to hedge investments or realize additional gains through short sales. Short selling obligates a Fund to replace the security borrowed by purchasing the security at current market value. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)                      December 31, 2005
--------------------------------------------------------------------------------

security. The Fund realizes a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, it will maintain daily, in a segregated account with a broker and/or custodian, cash and/or other liquid securities sufficient to cover its short position. There are no securities sold short at December 31, 2005.

In addition, for hedging purposes, each Fund may engage in short-selling of securities already held in the Fund. This practice is called short-selling "against the box".

DISTRIBUTION TO SHAREHOLDERS
Distributions are recorded as of the close of business on the ex-dividend date. Such distributions are payable in cash or reinvested in additional shares of each Fund.

EXPENSES
Expenses directly attributable to each Fund are charged to that Fund's operations; expenses that are applicable to all of the Funds are allocated between the Funds on a pro rata basis relative to net assets.

USE OF ESTIMATES
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates (e.g. on assets, liabilities and contingent assets and liabilities) and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

3. INVESTMENT SECURITY TRANSACTIONS
For the year ended December 31, 2005, the Funds' cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities were as follows:


                                   Cost of        Proceeds
                                  Purchases      from Sales
-----------------------------------------------------------
Capital Appreciation Fund
   Long-term investment
    transactions               $11,464,474      $12,022,909
   Short sale transactions     $    43,186      $    40,053
Twenty Fund
   Long-term investment
    transactions               $ 7,592,174      $ 7,692,105
   Short sale transactions     $        --      $        --
-----------------------------------------------------------

4. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS AND TRANSACTIONS WITH AFFILIATES
The Funds have entered into investment advisory agreements with the Adviser. The Adviser is responsible for the management of each Fund's portfolio and provides the necessary personnel, facilities, equipment, and certain other services necessary to the operations of each Fund. For its services, each Fund pays a monthly investment advisory fee calculated at the annualized rate of 1.3% of each Fund's average daily net assets.

Effective September 1, 2005, the Company and other fund companies managed by the Adviser (the "Fund Complex") have entered into agreements with U.S. Bancorp Fund Services, LLC ("USBFS") to provide administration, transfer agent and fund accounting services. The fees for such services are based upon net asset levels of the Funds or on the number of shareholder accounts, subject to certain annual Fund Complex minimums.

Administration fees are based on 0.16% of average daily net assets, subject to a $220,000 minimum Fund Complex fee (plus reimbursable expenses). Transfer agent fees are based on $17.00 per shareholder account plus 0.03% of average daily net assets, subject to a $230,000 minimum Fund Complex fee (plus reimbursable expenses). Fund accounting fees are $230,000 on the first $170 million of net assets for the Fund Complex. Fund accounting fees on net assets in excess of $170 million are subject to a reduced fee schedule.

During the period ended December 31, 2005, the fees for these services were subject to the above Fund Complex minimums. For these fees USBFS provides facilities, clerical, record keeping and other services required to support the daily operations of the Funds. U.S. Bank, N.A. serves as custodian for the Funds.

Under the previous agreements, the Funds paid USBFS administration fees based on 0.16% of average daily net assets, subject to a $260,000 minimum Fund Complex fee. Transfer agent fees were based on $17.00 per shareholder account plus 0.03% of average daily net assets, subject to a $270,000 minimum Fund Complex fee. Fund accounting fees were $285,000 on the first $170 million of net assets for the Fund Complex. Fund accounting fees on net assets in excess of $170 million were subject to a reduced fee schedule.

The Funds have entered into distribution agreements with U.S. Growth Investments, Inc. (the "Distributor"), an affiliate of the Adviser. The Distributor serves as the principal underwriter of each Fund's shares.

In addition to the investment management fee, administration fee, transfer agent fee and fund accounting fee, each Fund is responsible for paying most other operating expenses, including directors' fees and expenses; custodian fees; registration fees; printing and shareholder reports; expenses for legal and auditing services; insurance; and other miscellaneous expenses.

Legal fees of $8,299 for the year ended December 31, 2005, for Capital Appreciation Fund and $7,249 for Twenty Fund were incurred with a law firm of which the secretary of the Fund companies is a partner. Certain officers and/or directors of the Fund companies are officers and/or directors of the Adviser and/or the Distributor.

Each of the directors of the Company is also a director of other fund companies managed by the Adviser. The Company and the other fund companies managed by the Adviser pay their pro rata share (based on the relative net assets of each fund company) of the fees payable to each director who is not an "interested person" (as defined in the Act) of any fund company managed by the Adviser. In the aggregate, the Company and the other fund companies managed by the Adviser have agreed to pay each such director a fee of $15,000 per year plus $1,500 for each meeting attended and to reimburse each such director for the expenses of attendance at such meetings. For the fiscal year ended December 31, 2005, each director received fees in the aggregate of $21,000 (not including reimbursement for expenses), except for one director who received $18,000. No compensation is paid by the Funds to officers or directors who are affiliated with the Adviser.

5. BANK BORROWINGS
The Funds entered into a Credit Agreement with U.S. Bank, N.A., for an amount not to exceed in the aggregate $1,750,000 or, with respect to each Fund, one-third of the Fund's total assets. For the year ended December 31, 2005, Capital

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)                      December 31, 2005
--------------------------------------------------------------------------------

Appreciation Fund's average daily balance of loans outstanding was $7,964 at a weighted average interest rate of 5.53%. The maximum amount of loans outstanding at any time during the period was $233,000, or 8.61% of total assets. The loans were collateralized by certain Capital Appreciation Fund investments. Twenty Fund did not have any loans during the period. As of December 31, 2005 the outstanding loan balances were $0 for Capital Appreciation Fund and $0 for Twenty Fund.

6. OPTION CONTRACTS WRITTEN
For Capital Appreciation Fund, Twenty Fund and Large-Cap Growth Fund, the premium amount and number of option contracts written during the year ended December 31, 2005 were as follows:


                              Premium        Number of
                              Amount         Contracts
------------------------------------------------------
Capital Appreciation Fund
   Options outstanding at
    December 31, 2004        $40,309            80
   Options written                --            --
   Options closed            (36,900)          (73)
   Options exercised              --            --
   Options expired            (3,409)           (7)
                             ------------------------
   Options outstanding at
    December 31, 2005        $    --            --
=====================================================

                              Premium        Number of
                              Amount         Contracts
------------------------------------------------------
Twenty Fund
   Options outstanding at
    December 31, 2004        $24,672            49
   Options written                --            --
   Options closed            (22,237)          (44)
   Options exercised              --            --
   Options expired            (2,435)           (5)
                             ------------------------
   Options outstanding at
    December 31, 2005        $    --            --
=====================================================

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)                      December 31, 2005
--------------------------------------------------------------------------------

7. FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

Per share data for a share of capital stock outstanding throughout each year and selected supplemental and ratio information for each year indicated, calculated based on average shares outstanding, are as follows:

                                                                         American Eagle Capital Appreciation Fund
                                                             -----------------------------------------------------------------
                                                              Year Ended   Year Ended   Year Ended   Year Ended    Year Ended
                                                              12/31/2005   12/31/2004   12/31/2003   12/31/2002    12/31/2001
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
 Beginning of year                                             $  5.40      $  5.05      $  3.79      $   7.05     $   9.79
                                                               ---------------------------------------------------------------
OPERATIONS
 Net investment loss                                             (0.25)       (0.14)       (0.02)        (0.08)       (0.14)
 Net realized and unrealized gains (losses) on investments        0.32         0.49         1.28         (3.18)       (1.57)
                                                               ---------------------------------------------------------------
 Total from operations                                            0.07         0.35         1.26         (3.26)       (1.71)
                                                               ---------------------------------------------------------------
DISTRIBUTIONS
 Distribution from net realized gains                               --           --           --            --        (1.03)
                                                               ---------------------------------------------------------------
NET ASSET VALUE
 End of year                                                   $  5.47      $  5.40      $  5.05      $   3.79     $   7.05
                                                               ---------------------------------------------------------------
Total return(1)                                                   1.30%        6.93%       33.25%       (46.24%)     (17.17%)
Net assets at end of year (000s omitted)                       $ 2,850      $ 3,503      $ 5,291      $  4,531     $ 11,999
RATIO OF EXPENSES TO AVERAGE NET ASSETS
 Net expenses                                                     5.15%        3.94%        3.81%         3.26%        2.42%
 Gross expenses including interest expense and dividends
   on short sale positions                                        5.17%        3.96%        3.85%         3.48%        2.48%
RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS
 Net investment loss                                             (4.60%)      (2.81%)      (0.39%)       (1.49%)      (1.57%)
 Portfolio turnover rate                                           431%         247%         141%          261%         392%

(1)Total investment return is based on the change in net asset value of a share during the year, and assumes reinvestment of distributions.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (concluded)                      December 31, 2005
--------------------------------------------------------------------------------

7. FINANCIAL HIGHLIGHTS (CONTINUED)
The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

Per share data for a share of capital stock outstanding throughout each year and selected supplemental and ratio information for each year indicated, calculated based on average shares outstanding, are as follows:


                                                                                American Eagle Twenty Fund
                                                             -----------------------------------------------------------------
                                                              Year Ended   Year Ended   Year Ended   Year Ended    Year Ended
                                                              12/31/2005   12/31/2004   12/31/2003   12/31/2002    12/31/2001
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
 Beginning of year                                             $  7.55      $  6.37      $  4.73      $   7.17     $   9.35
                                                               ---------------------------------------------------------------
OPERATIONS
 Net investment loss                                             (0.34)       (0.26)       (0.03)        (0.10)       (0.18)
 Net realized and unrealized gains (losses) on investments        0.47         1.44         1.67         (2.34)       (1.27)
                                                               ---------------------------------------------------------------
 Total from operations                                            0.13         1.18         1.64         (2.44)       (1.45)
                                                               ---------------------------------------------------------------
DISTRIBUTIONS
 Distribution from net realized gains                               --           --           --            --        (0.73)
                                                               ---------------------------------------------------------------
NET ASSET VALUE
 End of year                                                   $  7.68      $  7.55      $  6.37      $   4.73     $   7.17
                                                               ---------------------------------------------------------------
Total return(1)                                                   1.72%       18.52%       34.67%       (34.03%)     (15.47)%
Net assets at end of year (000s omitted)                       $ 2,162      $ 2,380      $ 4,029      $  3,204     $  8,242
RATIO OF EXPENSES TO AVERAGE NET ASSETS
 Net expenses                                                     5.39%        4.47%        4.40%         3.75%        2.95%
 Gross expenses including interest expense                        5.39%        4.47%        N/A           3.77%        3.01%
RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS
 Net investment loss                                             (4.46%)      (3.89%)      (0.56%)       (1.68%)      (2.28%)
 Portfolio turnover rate                                           481%         239%         129%          206%         212%

(1)Total investment return is based on the change in net asset value of a share during the year, and assumes reinvestment of distributions.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS
American Eagle Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of American Eagle Capital Appreciation Fund and American Eagle Twenty Fund (funds within American Eagle Funds, Inc.) as of December 31, 2005, and the related statements of operations and cash flows for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, we request confirmations from brokers and, where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Eagle Capital Appreciation Fund and American Eagle Twenty Fund as of December 31, 2005, and results of their operations, changes in their net assets, cash flows and their financial highlights for each of the periods indicated in the paragraph above, in conformity with U.S. generally accepted accounting principles.


KPMG LLP
Minneapolis, Minnesota
February 24, 2006

--------------------------------------------------------------------------------
EXPENSE EXAMPLE -- DECEMBER 31, 2005 (unaudited)
--------------------------------------------------------------------------------

     As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees, service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2005 to December 31, 2005.

ACTUAL EXPENSES
     The first line of each Fund share class in the table below provides information about actual account values and actual expenses. You may use the information within these lines, together with the amount you invested, to estimate the expenses that you paid over the six-month period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $15 fee is charged to the account annually) that would increase the amount of expenses paid on your account. The example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short position taken by the Fund and other extraordinary expenses as determined under generally accepted accounting principles.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
     The second set of lines within the table below provide information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.



                                                 Beginning           Ending          Expenses Paid
                                               Account Value     Account Value      During Period(1)      Annualized
                                                   7/1/05           12/31/05       7/1/05 - 12/31/05     Expense Ratio
----------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund
 Actual                                         $  1,000.00       $  1,051.90          $  28.91               5.59%
 Hypothetical (5% return before expenses)          1,000.00            997.03             28.13               5.59
Twenty Fund
 Actual                                            1,000.00          1,044.90             29.51               5.73
 Hypothetical (5% return before expenses)          1,000.00            996.34             28.81               5.73

(1) Expenses are equal to the annualized expense ratios multiplied by the average account value over the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------


INDEPENDENT DIRECTORS

                                               Term of
                           Position(s) Held   Office and                                    Number of Funds          Other
                               With Fund       Length of      Principal Occupation(s)      in Fund Complex     Directorships Held
Name, Address, and Age       Companies(1)    Time Served(2)     During Past 5 Years      Overseen by Director     by Director(3)
------------------------------------------------------------------------------------------------------------------------------------
John E. Clute                 Director           1999      Professor of Law, Gonzaga               6           Director of Hecla
1221 West Riverside Avenue                                 University School of Law, since                     Mining Company
Spokane, WA 99201                                          1991; Dean, Gonzaga
Age: 71                                                    University School of Law, from
                                                           1991 to 2001.

Floyd Hall                    Director           1999      Chairman and Chief Executive            6           None
190 Upper Mountain Road                                    Officer of Floyd Hall
Montclair, NJ 07042-1918                                   Enterprises (baseball and ice
Age: 67                                                    arena facilities) from 1996 to
                                                           present; Chairman, President
                                                           and Chief Executive Officer of
                                                           K-Mart Corporation from
                                                           1995 to 2000.

Clark W. Jernigan             Director           1999      Principal, Austin Ventures              6           Director of Staktek
300 W. 6th Street                                          (venture capital firm), Austin,                     Holdings Inc.
Austin, TX 78701                                           Texas since 2001; Director of
Age: 44                                                    Engineering, Vice President and
                                                           General Manager, Cirrus Logic,
                                                           Inc. (consumer electronics solutions),
                                                           Austin, Texas from 1997 to 2001.

Michael R. Mooney             Director           2003      Cardiologist, Minneapolis               6           None
900 E. 28th St., Suite 300                                 Cardiology Associates,
Minneapolis, MN 55407                                      Minneapolis, Minnesota from
Age: 52                                                    1987 to present.

Darrell R. Wells              Director           1999      Chairman and President, SMC             6           Director of Churchill
4350 Brownsboro Road                                       Capital, Inc. (registered                           Downs Inc. and
Suite 310                                                  investment adviser), Louisville,                    Citizens Financial
Louisville, KY 40207                                       Kentucky.                                           Inc.
Age: 63

(1)Each officer and director holds the same position(s) with The Jundt Growth Fund, Inc. and Jundt Funds, Inc., investment companies managed by the Investment Adviser.

(2)Officers of American Eagle Funds, Inc. serve one year terms, subject to annual reappointment by the Board of Directors. Directors serve a term of indefinite length until the earlier of death, resignation, removal or disqualification, and stand for re-election by shareholders only as and when required under the Investment Company Act.

(3)Only includes directorships not included in prior column that are held in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.

--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS (concluded)
--------------------------------------------------------------------------------



INTERESTED DIRECTORS AND OFFICERS

                                               Term of
                           Position(s) Held   Office and                                    Number of Funds          Other
                               With Fund       Length of      Principal Occupation(s)       in Fund Complex    Directorships Held
Name, Address, and Age       Companies(1)    Time Served(2)     During Past 5 Years      Overseen by Director     by Director(3)
------------------------------------------------------------------------------------------------------------------------------------
James R. Jundt(4)         Chairman                1999     Chairman of the Board, Chief            6           None
301 Carlson Parkway       of the Board                     Executive Officer, Secretary and
Suite 120                                                  portfolio manager of the
Minnetonka, MN 55305                                       Investment Adviser since its
Age: 64                                                    inception in 1982; Chairman
                                                           of the Board of the Distributor
                                                           since 1997.

Marcus E. Jundt(5)        President          President     Vice Chairman and portfolio             6           Kona Grill, Inc.
301 Carlson Parkway       and Director       since 1999    manager of the Investment
Suite 120                                    and Director  Adviser since 1992; President of
Minnetonka, MN 55305                         since 2000    the Distributor since 1997.
Age: 40                                                    Chief Executive Officer since
                                                           February 2006, Chairman of
                                                           the Board since 2004 and
                                                           director since 2000 of Kona
                                                           Grill, Inc. (casual dining
                                                           restaurants).

Gerald M. Fitterer, CPA   Treasurer          Treasurer     Chief Compliance Officer                N/A          N/A
301 Carlson Parkway       and Chief          since 2002    since 2004 and Chief Financial
Suite 120                 Compliance         and CCO       Officer of the Investment
Minnetonka, MN 55305      Officer            since 2004    Adviser since 2002. Chief
Age: 38                   (CCO)                            Financial Officer of Acuo
                                                           Technologies, LLC since 2005.
                                                           Vice President of Finance /
                                                           Director of Finance, Zamba
                                                           Corporation (systems
                                                           integration consulting), 2000 to
                                                           2002. Regional Controller,
                                                           Renaissance Worldwide, Inc.
                                                           (IT consulting), 1997 to 2000.

James E. Nicholson        Secretary               1999     Partner with the law firm of            N/A          N/A
2200 Wells Fargo Center                                    Faegre & Benson LLP,
90 South Seventh Street                                    Minneapolis, Minnesota, which
Minneapolis, MN 55402                                      has served as general counsel to
Age: 54                                                    the Investment Adviser,
                                                           American Eagle Funds, Inc.,
                                                           The Jundt Growth Fund, Inc.,
                                                           Jundt Funds, Inc. and the
                                                           Distributor since their
                                                           inception.

(1)Each officer and director holds the same position(s) with The Jundt Growth Fund, Inc. and Jundt Funds, Inc., investment companies managed by the Investment Adviser.

(2)Officers of American Eagle Funds, Inc. serve one year terms, subject to annual reappointment by the Board of Directors. Directors serve a term of indefinite length until the earlier of death, resignation, removal or disqualification, and stand for re-election by shareholders only as and when required under the Investment Company Act.

(3)Only includes directorships not included in prior column that are held in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.

(4)James R. Jundt is considered to be an "interested person" (as defined in the Investment Company Act) of American Eagle Funds, Inc. because of his position as Chairman of the Board, Chief Executive Officer and Secretary of the Adviser and as Chairman of the Board of the Distributor. James R. Jundt is also deemed to be an interested person because he owns 100% of the stock of the Distributor. James R. Jundt is the father of Marcus E. Jundt.

(5)Marcus E. Jundt is considered to be an "interested person" (as defined in the Investment Company Act) of American Eagle Funds, Inc. because of his position as President of the Funds, as Vice Chairman of the Adviser, and as President of the Distributor. Marcus E. Jundt is also deemed to be an interested person because he owns 95% of the stock of the Adviser. Marcus E. Jundt is the son of James R. Jundt.

                               INVESTMENT ADVISER
                             Jundt Associates, Inc.
                               301 Carlson Parkway
                                    Suite 120
                              Minnetonka, MN 55305



                                   DISTRIBUTOR
                         U.S. Growth Investments, Inc.
                               301 Carlson Parkway
                                    Suite 120
                              Minnetonka, MN 55305



                                  ADMINISTRATOR
                         U.S. Bancorp Fund Services, LLC
                        615 E. Michigan Street, 3rd Floor
                               Milwaukee, WI 53202



                                 TRANSFER AGENT
                         U.S. Bancorp Fund Services, LLC
                        615 E. Michigan Street, 3rd Floor
                               Milwaukee, WI 53202



                                    CUSTODIAN
                                U.S. Bank, N.A.
                                625 Walnut Street
                              Cincinnati, OH 45202



                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                                    KPMG LLP
                             4200 Wells Fargo Center
                             90 South Seventh Street
                              Minneapolis, MN 55402



                                  LEGAL COUNSEL
                               Faegre & Benson LLP
                             2200 Wells Fargo Center
                             90 South Seventh Street
                              Minneapolis, MN 55402



FOR MORE INFORMATION CONCERNING EACH FUND (INCLUDING FEES, EXPENSES AND RISKS ASSOCIATED WITH AN INVESTMENT IN EACH FUND), CONTACT THE FUND AT 1-800-335-0333 OR YOUR INVESTMENT PROFESSIONAL FOR THE FUNDS' CURRENT PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE INVESTING. PAST PERFORMANCE SHOWN IN THIS REPORT SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY THE FUNDS' CURRENT PROSPECTUS.

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT THE FUNDS' OFFICERS AND DIRECTORS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST BY CALLING 1-800-335-0333.

A DESCRIPTION OF THE POLICIES AND PROCEDURES THAT THE FUNDS USE TO DETERMINE HOW TO VOTE PROXIES RELATING TO PORTFOLIO SECURITIES IS AVAILABLE WITHOUT CHARGE, UPON REQUEST, BY CALLING 1-800-335-0333. A COPY OF THE FUNDS' PROXY VOTING RECORDS MAY ALSO BE OBTAINED, WITHOUT CHARGE, ON THE U.S. SECURITIES AND EXCHANGE COMMISSION'S WEBSITE AT WWW.SEC.GOV OR UPON REQUEST, BY CALLING 1-800-335-0333.

THE FUNDS FILE A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC) FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q. FORMS N-Q ARE AVAILABLE FREE OF CHARGE ON THE SEC WEBSITE (WWW.SEC.GOV) OR UPON REQUEST BY CALLING 1-800-335-0333. THE FORMS N-Q MAY ALSO BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC (1-800-SEC-0330).

ITEM 2. CODE OF ETHICS.
-----------------------

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-541-0677.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
-----------------------------------------

The registrant's board of American Eagle Funds, Inc. has determined that there is at least one audit committee financial expert serving on its audit committee. Darrell R Wells is the "audit committee financial expert" and is considered to be "independent" as each term is defined in Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

        =============================================================
                                   FYE 12/31/2005     FYE 12/31/2004
        -------------------------------------------------------------
        Audit Fees                 $32,500            $39,000
        Audit-Related Fees         $0                 $0
        Tax Fees                   $8,300             $8,400
        All Other Fees             $0                 $0
        =============================================================

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.--not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

    ====================================================================
    Non-Audit Related Fees             FYE 12/31/2005    FYE 12/31/2004
    --------------------------------------------------------------------
    Registrant                         $11,600           $11,500
    Registrant's Investment Adviser    $0                $0
    ====================================================================

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
-------------------------------------------------------------------------

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
--------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASES.
---------------------------------

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
-------------------------------------------------------------

Not Applicable.

ITEM 11. CONTROLS AND PROCEDURES.
---------------------------------

(a) The Registrant's President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant's service provider.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.
------------------

(a) (1) ANY CODE OF ETHICS OR AMENDMENT THERETO, THAT IS SUBJECT OF THE DISCLOSURE REQUIRED BY ITEM 2, TO THE EXTENT THAT THE REGISTRANT INTENDS TO SATISFY ITEM 2 REQUIREMENTS THROUGH FILING AN EXHIBIT. Incorporated by reference to the Registrant's Form N-CSR filed March 5, 2004.

     (2) CERTIFICATIONS PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002. Filed herewith.

     (3) ANY WRITTEN SOLICITATION TO PURCHASE SECURITIES UNDER RULE 23C-1 UNDER THE ACT SENT OR GIVEN DURING THE PERIOD COVERED BY THE REPORT BY OR ON BEHALF OF THE REGISTRANT TO 10 OR MORE PERSONS. Not applicable to open-end investment companies.

(b) CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002. Furnished herewith.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


         (Registrant) American Eagle Funds, Inc.
                      ---------------------------------------------------------

         By (Signature and Title) /s/ James R. Jundt
                                  ---------------------------------------------
                                     James R. Jundt, Chairman of the Board

         Date  3/8/2006
               ----------------------------------------------------------------


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


         By (Signature and Title) /s/ Marcus E. Jundt
                                  ---------------------------------------------
                                      Marcus E. Jundt, President

         Date  3/8/2006
               ----------------------------------------------------------------


         By (Signature and Title) /s/ Gerald M. Fitterer
                                  ---------------------------------------------
                                      Gerald M. Fitterer, Treasurer

         Date  3/8/2006
               ----------------------------------------------------------------